UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2023

SEQLL INC.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Federal Street Billerica, Massachusetts	01821
(Address of Principal Executive Offices)	(zip code)

(781) 460-6016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.00001 per share	SQL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	SQLLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 15, 2023, the SeqLL Inc. (the “Company”) issued a press release announcing the record date of September 26, 2023 for a cash dividend and a stock dividend to be paid or issued to the holders of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), pursuant to the terms of the Agreement and Plan of Reorganization dated as of May 29, 2023, as amended (the “Merger Agreement”), by and among the Company, SeqLL Merger LLC, Atlantic Acquisition Corp., Atlantic Merger LLC, Lyneer Investments, LLC, IDC Technologies, Inc. and Lyneer Management Holdings LLC. The amount of the cash dividend will be determined in connection with the closing of the transactions contemplated by the Merger Agreement. The number of shares to be issued in the stock dividend will be determined based on the price per share at which the Common Stock is sold in the Capital Raise, as defined in the Merger Agreement. The cash dividend and the stock dividend are contingent upon, and subject to, the closing of the transactions contemplated by the Merger Agreement. Additional information regarding the cash dividend and the stock dividend is set forth under the heading “Proposal I – The Merger Proposal” in the Company’s proxy statement included in the Company’s Schedule 14A filed with the Securities and Exchange Commission on August 10, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. There can be no assurance that dividends discussed above will be declared. The declaration of the dividends discussed above is subject to the consummation of the transactions contemplated by the Merger Agreement, including the consummation of the Capital Raise, of which there can be no assurance.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on September 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2023	SEQLL INC.

By:	/s/ Daniel Jones
Name: Title:	Daniel Jones Chief Executive Officer